RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
Announces TRANSFERABLE Rights Offering

Chicago, IL– August 11, 2022 -- RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) announces that its Board of Directors (the “Board”) has authorized and set the terms of an offering to the Fund’s stockholders of rights to purchase additional shares of common stock of the Fund.

In this offering, the Fund will issue transferable subscription rights (“Rights”) to its stockholders of record as of August 25, 2022 (the “Record Date” and such stockholders “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. The Rights are expected to be listed and tradable on the New York Stock Exchange (“NYSE”) under the ticker: OPP.RT.

Record Date Stockholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those shares of common stock that are not purchased by other Record Date Stockholders. The shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions to be paid in August or September 2022 and therefore will not be entitled to those distributions.

The subscription price per share of common stock will be determined based upon a formula that will be no less than equal to 92.5% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription period will expire on September 23, 2022, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $340 million of total managed assets1 and 19.4 million shares of common stock outstanding as of July 31, 2022.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should consider the Fund's investment objective, risks, charges and expenses carefully before investing. The prospectus should be read carefully before investing. For more information, please read the prospectus, call your financial professional or call 844.569.4750.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Investor Contact

Chris Lakumb, CFA, CAIA

312.445.2336
clakumb@rivernorth.com

[1]	Managed Assets includes assets attributable to leverage and investments in affiliated funds.

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